Exhibit 10.1

EXECUTION VERSION

CONSENT AND AMENDMENT NO. 4

TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This Consent and Amendment No. 4 to Third Amended and Restated Credit Agreement (this “Amendment”), dated as of January 30, 2017, is made by and among STONERIDGE, INC., an Ohio corporation (the “Parent”), STONERIDGE ELECTRONICS, INC., a Texas corporation (“Electronics”), STONERIDGE CONTROL DEVICES, INC., a Massachusetts corporation (“Controls”, and together with the Parent and Electronics, the “Domestic Borrowers”), STONERIDGE ELECTRONICS AB, reg. no. 556442-9388, a Swedish corporation (“Stoneridge Sweden”, and together with the Domestic Borrowers, the “Borrowers”), STONERIDGE AFTERMARKET, INC., an Ohio corporation (“Aftermarket”), as Guarantor, the various Lenders (as hereinafter defined) which are a party to this Amendment and PNC Bank, National Association, a national banking association, as the administrative agent (in such capacity, the “Administrative Agent”) and the collateral agent (in such capacity, the “Collateral Agent”, and together with the Administrative Agent, the “Agents”).

WITNESSETH:

WHEREAS, the Borrowers have been extended certain financial accommodations pursuant to that certain Third Amended and Restated Credit Agreement, dated as of September 12, 2014 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the guarantors party thereto from time to time, the financial institutions party thereto from time to time, as lenders (the “Lenders”) and the Administrative Agent;

WHEREAS, in connection with the Credit Agreement, the Borrowers entered into that certain Pledge and Security Agreement, dated as of September 12, 2014, among the grantors party thereto (including the Domestic Borrowers and Aftermarket) and the Collateral Agent (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Security Agreement”).

WHEREAS, the Borrowers have informed the Administrative Agent that they intend to restructure certain of their Subsidiaries in the Netherlands whereby (the following transaction being hereinafter referred to collectively as the “Dutch Reorganization”):

(i)       Parent (as the limited partner and holder of 99% of the partnership interests) and Electronics (as the general partner and holder of 1% of the partnership interests) will form a Dutch limited partnership (commanditaire vennootschap) under the laws of the Netherlands to be named Stoneridge Netherlands C.V.;

(ii)        Parent and Electronics will enter into a deed of disclosed pledge over partnership interests of Stoneridge Netherlands C.V. (the “New Dutch Pledge Agreement”) to create, in favor of the Collateral Agent a first priority right of pledge under the laws of the Netherlands over the partnership interests of Stoneridge Netherlands C.V., to the extent required by the Loan Documents;

(iii)       Electronics (as the general partner of and on behalf of Stoneridge Netherlands C.V.) will form a Dutch private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) under the laws of the Netherlands to be named Stoneridge B.V.;

(iv)       the Collateral Agent’s security interest over the partnership interests of SRI Holdings C.V., a Dutch limited partnership (commanditaire vennootschap) pursuant to the Deed of Disclosed Pledge Over Partnership Interests of SRI Holdings C.V., dated October 24, 2014, among Controls and Parent, as pledgors, SRI Holdings C.V., and the Collateral Agent, as pledgee (the “Existing Dutch Pledge Agreement” and the right of pledge in favor of the Collateral Agent granted thereunder being hereinafter referred to as the “Existing Pledge (SRI CV)”), will be released, subject to conditions satisfactory to the Collateral Agent; and

(v)       Parent’s limited partnership interest in SRI Holdings C.V. will be contributed to Stoneridge Netherlands C.V.;

WHEREAS, the Borrowers have informed the Administrative Agent that they have negotiated a transaction with Wide-Angle Management B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), under the laws of the Netherlands (“Seller”) whereby (the following transaction being hereinafter referred to collectively as the “Orlaco Acquisition”):

(i)       Parent and Stoneridge B.V. will enter into a Share Sale and Purchase Agreement (the “Acquisition Agreement” and, together with the other documents, certificates, agreements or instruments in connection therewith, the “Acquisition Documents”) with the Seller pursuant to which Stoneridge B.V. will purchase from Seller 100% of the entire issued and outstanding shares in the capital of Exploitatiemaatschappij de Berghaaf B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) under the laws of the Netherlands (“Orlaco”);

(ii)       Parent will borrow funds in the form of Revolving Credit Loans under the Credit Agreement and in connection with the Orlaco Acquisition will contribute or lend (as the case may be) cash to Stoneridge Netherlands C.V. (such contribution or loan of funds from Parent to Stoneridge Netherlands C.V. is hereinafter referred to as the “Orlaco Intercompany Contribution”); and

(iii)       Stoneridge Netherlands C.V. will further contribute or lend (as the case may be) the funds from the Orlaco Intercompany Contribution to Stoneridge B.V. for (a) payment to Seller of the Estimated Purchase Price, as defined in the Acquisition Agreement, (b) payment of other costs and expenses in connection with the Orlaco Acquisition and the transactions contemplated by this Amendment and (c) initial working capital needs of Orlaco;

WHEREAS, the parties hereto desire to (i) amend certain provisions of the Loan Documents, (ii) consent to the Dutch Reorganization and (iii) consent to the Orlaco Acquisition, in each case as more fully set forth below.

NOW THEREFORE, in consideration of the mutual promises and agreements contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each of the parties hereto hereby agrees as follows:

Section 1 DEFINED TERMS.

Each defined term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Credit Agreement, as amended by this Amendment.

Section 2 AMENDMENTS TO THE LOAN DOCUMENTS.

The Credit Agreement and the Security Agreement are hereby amended as follows:

2.1       Amendment to Section 1.1 (Certain Definitions) of the Credit Agreement. The definition of “Stoneridge Netherlands” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety on the Amendment Effective Date (as hereinafter defined), as follows:

“Stoneridge Netherlands shall mean Stoneridge Netherlands C.V., a Dutch limited partnership (commanditaire vennootschap), and its successors and assigns.”

2.2       Amendment to Section 1.1 (Certain Definitions) of the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended by the addition of the following new defined terms, in the appropriate alphabetical order:

“Fourth Amendment Effective Date shall mean the “Amendment Effective Date” as defined in that certain Consent and Amendment No. 4 to Third Amended and Restated Credit Agreement, dated as of January 30, 2017, among the Loan Parties, the Administrative Agent and the Lenders.”

“Orlaco Acquisition Agreement” means that certain Share Sale and Purchase Agreement, dated January 31, 2017, among Stoneridge B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) under the laws of the Netherlands, as Purchaser (as defined therein), Parent, as Purchaser’s Guarantor (as defined therein), Wide-Angle Management B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), under the laws of the Netherlands, as Seller (as defined therein) and Exploitatiemaatschappij de Berghaaf B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) under the laws of the Netherlands, as Company (as defined therein).

2.3        Amendment to Section 8.2.3 (Guaranties) of the Credit Agreement. Section 8.2.3 of the Credit Agreement is hereby amended and restated in its entirety on the Amendment Effective Date, as follows:

“8.2.3        Guaranties. Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, at any time, directly or indirectly, become or be liable in respect of any Guaranty, or assume, guarantee, become surety for, endorse or otherwise agree, become or remain directly or contingently liable upon or with respect to any obligation or liability of any other Person, except for (i) Guaranties of Indebtedness of the Loan Parties permitted hereunder and subject to the limitations set forth in Section 8.2.4 [Loans and Investments] below, (ii) Restricted Investments in or Guaranties of Indebtedness of Foreign Subsidiaries permitted hereunder and subject to the limitations set forth in Section 8.2.4 [Loans and Investments] below and (iii) Parent’s Guaranty of the payment obligations of Stoneridge B.V. as set forth in the Orlaco Acquisition Agreement as in effect on the Fourth Amendment Effective Date.”

2.4        Amendment to Section 8.2.4 (Loans and Investments) of the Credit Agreement. Clause (v) of Section 8.2.4 the Credit Agreement is hereby amended and restated in its entirety on the Amendment Effective Date, as follows:

“(v) loans, advances and investments in, or Guaranties of Indebtedness of (a) a Domestic Loan Party by another Domestic Loan Party, (b) a Foreign Subsidiary by another Foreign Subsidiary or (c) a Foreign Subsidiary by a Domestic Loan Party; provided that loans, advances, investments and Guaranties (other than the Guaranty by Parent of the payment obligations of Stoneridge B.V. as set forth in the Orlaco Acquisition Agreement as in effect on the Fourth Amendment Effective Date) by Domestic Loan Parties in Foreign Subsidiaries pursuant to this clause (c) shall not exceed Thirty Million Dollars ($30,000,000) in the aggregate at any time outstanding;”

2.5        Amendment to Schedules 6.1.1 and 6.1.2 of the Credit Agreement. Each of Schedule 6.1.1 and 6.1.2 of the Credit Agreement shall be amended and restated in its entirety on the Amendment Effective Date as set forth on Annex I hereto.

2.6       Amendment to Exhibit C of the Security Agreement. Exhibit C of the Security Agreement shall be amended and restated in its entirety on the Amendment Effective Date as set forth on Annex II hereto.

Section 3 CONSENTS.

3.1       Consent to Dutch Reorganization. Certain elements of the Dutch Reorganization are not permitted by various provisions of the Loan Documents, including, without limitation Section 8.2.7 of the Credit Agreement and Section 4.5 of the Security Agreement, and the Borrowers have requested the consent of the Agents and the Lenders such that the forgoing Dutch Reorganization may be consummated. Notwithstanding any such provisions and subject to the conditions set forth in Section 5 below, as of the Amendment Effective Date the Agents and the Lenders hereby consent to the Dutch Reorganization, so long as such Dutch Reorganization is consummated substantially as described in the recitals to this Amendment.

The Agents and the Lenders hereby agree that upon the satisfaction of the conditions set forth herein and the consummation of the Dutch Reorganization, the Existing Dutch Pledge Agreement and the Existing Pledge (SRI CV) shall be released and discharged. Each of the Lenders party hereto hereby approves the release of the Existing Dutch Pledge Agreement and the Existing Pledge (SRI CV) pursuant to the terms of this Amendment and authorizes the Collateral Agent to execute and deliver any such documents necessary to effectuate such release. The Borrowers acknowledge that the Collateral Agent’s execution of and/or delivery of any documents releasing the Existing Pledge (SRI CV) as set forth herein is made without recourse, representation, warranty, or other assurance of any kind by the Collateral Agent as to the Collateral Agent’s rights in any collateral security for amounts owing under the Loan Documents, the condition or value of any collateral, or any other matter.

3.2       Consent to Orlaco Acquisition. Certain elements of the Orlaco Acquisition are not permitted by various provisions of the Loan Documents, including, without limitation Sections 8.2.3 and 8.2.4 of the Credit Agreement, and the Borrowers have requested the consent of the Agents and the Lenders such that the forgoing Orlaco Acquisition may be consummated. Notwithstanding any such provisions and subject to the conditions set forth in Section 5 below, as of the Amendment Effective Date the Agents and the Lenders hereby consent to Orlaco Acquisition and the consummation of the transactions contemplated by the Acquisition Documents, so long as (i) the Orlaco Acquisition is consummated substantially as described in the recitals to this Amendment, (ii) the Orlaco Acquisition satisfies all requirements for a Permitted Acquisition under the Credit Agreement and (iii) the Borrowers shall have delivered to the Administrative Agent (a) no later than three (3) Business Days prior to the consummation of the Orlaco Acquisition, the substantially final form of each Acquisition Document (together with all exhibits and schedules with respect thereto) and (b) a certificate of an Authorized Officer of Parent (1) certifying that the Orlaco Acquisition has been consummated (subject only to receipt of the portion of the purchase price) in accordance with the terms of the Acquisition Documents and (2) certifying as true, correct and complete, and attaching copies of each of the Acquisition Documents (which shall not have been amended or revised in any way adverse to the interests of the Agents or Lenders from those drafts previously delivered) as executed and delivered (together with all exhibits and schedules with respect thereto), which shall be in form and substance satisfactory to the Administrative Agent. For the avoidance of doubt, the Agents and Lenders agree that the Orlaco Intercompany Contribution shall not be included as a Restricted Investment or other investment in a Foreign Subsidiary by a Domestic Loan Party for purposes of computing the limitations in clauses (iv) and (v) of Section 8.2.4 of the Credit Agreement.

Section 4 REPRESENTATIONS AND WARRANTIES.

Each Loan Party hereby represents and warrants to the Lenders and the Agents as follows:

4.1       The Amendment. This Amendment has been duly and validly executed by an authorized executive officer of such Loan Party and constitutes the legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms. The Credit Agreement, as amended by this Amendment, remains in full force and effect and remains the valid and binding obligation of such Loan Party party thereto enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor’s rights generally and by general principles of equity.

4.2       No Potential Default or Event of Default. No Potential Default or Event of Default exists under the Credit Agreement as of the date hereof and no Potential Default or Event of Default will occur as a result of the effectiveness of this Amendment.

4.3       Restatement of Representations and Warranties. The representations and warranties of such Loan Party contained in the Credit Agreement, as amended by this Amendment, and the other Loan Documents are true and correct on and as of the Amendment Effective Date as though made on the Amendment Effective Date, unless and to the extent that any such representation and warranty is stated to relate solely to an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date.

Section 5 CONDITIONS TO EFFECTIVENESS.

The date and time of the effectiveness of this Amendment (the “Amendment Effective Date”) is subject to the satisfaction of the following conditions precedent:

5.1       Execution. The Administrative Agent shall have received counterparts to this Amendment duly executed and delivered by an authorized officer of each other party hereto.

5.2       Updated Schedules and Exhibits. The Agents shall have received from the Loan Parties the updated schedules and exhibits as set forth in and required under Section 2 hereof.

5.3       Acknowledgment and Consent. The Administrative Agent shall have received from Stoneridge Netherlands C.V. an acknowledgment and consent to the Security Agreement duly executed and delivered by an authorized offer or appropriate signatory thereof.

5.4       Dutch Reorganization Documents. The Borrowers shall have delivered to the Administrative Agent copies, certified by an Authorized Officer of Parent as true, correct and complete, of the material documentation to consummate the Dutch Reorganization (except as set forth in Section 6 below), which shall be in form and substance satisfactory to the Administrative Agent.

5.5        New Dutch Pledge Agreement. The Administrative Agent shall have received from the Loan Parties the New Dutch Pledge Agreement signed by an Authorized Officer or appropriate signatory and all other documents and deliveries (including, without limitation, such legal opinions as the Administrative Agent may reasonably request from (a) counsel to the Agents and (b) counsel to Parent and Electronics, each of which shall be in form and substance reasonably satisfactory to the Administrative Agent) required to be delivered pursuant to or in connection with such New Dutch Pledge Agreement.

5.6        Secretary’s Certificates. Each of Parent and Electronics shall deliver or cause to be delivered, in form, content and scope reasonably satisfactory to the Administrative Agent, a certificate of the secretary or an assistant secretary of such Borrower (a) attaching and certifying to a copy of the resolutions of the Board of Directors or equivalent governing body of such Borrower, as applicable, approving the New Dutch Pledge Agreement and any documentation in connection with the Dutch Reorganization and Orlaco Acquisition to which such Borrower is a party, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to the execution, delivery and performance by such Borrower of such documents, (b) a partner resolution of Stoneridge Netherlands C.V., approving the entering into of the New Dutch Pledge Agreement and (c) certifying the names and true signatures of the Authorized Officers of such Borrower authorized to sign any documents to which such Borrower is a party that may be executed and delivered in connection with such documents.

5.7       Payment of Costs and Expenses. The Borrowers shall have paid all outstanding and reasonable costs, expenses and the disbursements of the Administrative Agent and its advisors, service providers and legal counsels incurred in connection with the documentation of this Amendment, to the extent invoiced, as well as any other fees payable on or before the Amendment Effective Date pursuant to any fee letter or agreement with the Administrative Agent.

5.8       Other. All corporate and other proceedings, and all documents, instruments, certificates and other legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

Section 6 COVENANT.

The Borrowers shall have delivered to the Administrative Agent no later than 30 days after the Amendment Effective Date (or such later date as shall be consented to by the Administrative Agent in its sole discretion), copies, certified by an Authorized Officer of Parent as true, correct and complete, of the documentation to consummate the transaction described in clause (v) of the definition of Dutch Reorganization above, which shall be in form and substance satisfactory to the Administrative Agent. The failure of the Borrowers to satisfy the requirements in this Section 6 on or before the time period applicable thereto as set forth herein (or such later date as shall be consented to by the Administrative Agent in its sole discretion) shall constitute an immediate “Event of Default” under the Credit Agreement, without the need for demand or notice of any kind.

Section 7 MISCELLANEOUS.

7.1       Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the conflict of laws rules thereof.

7.2       Severability. Any provision of this Amendment which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment.

7.3       Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, and all of which taken together shall constitute but one and the same instrument.

7.4       Headings. Section headings used in this Amendment are for the convenience of reference only and are not a part of this Amendment for any other purpose.

7.5       Negotiations. Each Loan Party acknowledges and agrees that all of the provisions contained herein were negotiated and agreed to in good faith after discussion with the Agents and the Lenders.

7.6       Nonwaiver. The execution, delivery, performance and effectiveness of this Amendment shall not operate as, or be deemed or construed to be, a waiver: (i) of any right, power or remedy of the Lenders or the Agents under the Credit Agreement or the other Loan Documents, or (ii) of any term, provision, representation, warranty or covenant contained in the Credit Agreement or any other Loan Document. Further, none of the provisions of this Amendment shall constitute, be deemed to be or construed as, a waiver of any Potential Default or Event of Default under the Credit Agreement as amended by this Amendment.

7.7       Reaffirmation. Each Loan Party hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Credit Agreement and each of the other Loan Documents to which it is a party and (ii) ratifies and reaffirms its grant of security interests and Liens under such documents and confirms and agrees that such security interests and Liens hereafter secure all of the Obligations.

7.8        Release of Claims. In consideration of the Lenders’ and the Agents’ agreements contained in this Amendment, each Loan Party hereby irrevocably releases and forever discharge the Lenders and the Agents and their Affiliates, subsidiaries, successors, assigns, directors, officers, employees, agents, consultants and attorneys (each, a “Released Person”) of and from any and all claims, suits, actions, investigations, proceedings or demands, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which such Loan Party ever had or now has against the Agents, any Lender or any other Released Person which relates, directly or indirectly, to any acts or omissions of the Agents, any Lender or any other Released Person relating to the Credit Agreement or any other Loan Document on or prior to the date hereof.

7.9       Reference to and Effect on the Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import shall mean and be a reference to the Credit Agreement as amended by this Amendment and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

BORROWERS:	STONERIDGE, INC.

	By:	/s/ Robert R. Krakowiak
Name: Robert R. Krakowiak
Title: Chief Financial Officer and Treasurer

STONERIDGE CONTROL DEVICES, INC.

	By:	/s/ Robert R. Krakowiak
Name: Robert R. Krakowiak
Title: Vice President and Treasurer

STONERIDGE ELECTRONICS, INC.

	By:	/s/ Robert R. Krakowiak
Name: Robert R. Krakowiak
Title: Vice President and Treasurer

STONERIDGE ELECTRONICS AB

	By:	/s/ Peter Kruk
Name: Peter Kruk
Title: Managing Director

GUARANTOR:	STONERIDGE AFTERMARKET, INC.

	By:	/s/ Robert R. Krakowiak
Name: Robert R. Krakowiak
Title: Vice President and Treasurer

[Signature Page to Consent and Amendment No. 4]

AGENTS:	PNC BANK, NATIONAL ASSOCIATION, as
the Administrative Agent and the Collateral Agent

	By:	/s/ Joseph G. Moran
Name: Joseph G. Moran
Title: Senior Vice President

[Signature Page to Consent and Amendment No. 4]

LENDERS:

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Joseph G. Moran
Name: Joseph G. Moran
Title: Senior Vice President

[Signature Page to Consent and Amendment No. 4]

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ James A. Pitzer

Name:	James A. Pitzer

Title:	Executive Director

[Signature Page to Consent and Amendment No. 4]

COMPASS BANK, as a Lender

By:	/s/ Jeff Bork

Name:	Jeff Bork

Title:	Sr. Vice President

[Signature Page to Consent and Amendment No. 4]

CITIZENS BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Stephen A. Maenhout

Name:	Stephen A. Maenhout

Title:	Senior Vice President

[Signature Page to Consent and Amendment No. 4]

THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ Dan Swanson

Name:	Dan Swanson

Title:	Assistant Vice President

[Signature Page to Consent and Amendment No. 4]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jeffrey S. Johnson

Name:	Jeffrey S. Johnson

Title:	Senior Vice President

[Signature Page to Consent and Amendment No. 4]

BMO HARRIS BANK, N.A., as a Lender

By:	/s/ Betsy Phillips

Name:	Betsy Phillips

Title:	Senior Vice President, Director

[Signature Page to Consent and Amendment No. 4]

KEYBANK NATIONAL ASSOCIATION
(successor to FIRST NIAGARA BANK, N.A.), as
a Lender

By:	/s/ Suzannah Valdivia

Name:	Suzannah Valdivia

Title:	Senior Vice President

[Signature Page to Consent and Amendment No. 4]

FIRST COMMONWEALTH BANK, as a Lender

By:	/s/ Stephen J. Orban

Name:	Stephen J. Orban

Title:	Senior Vice President

[Signature Page to Consent and Amendment No. 4]

Annex I

Schedules 6.1.1 and 6.1.2 of the Credit Agreement

Annex I

Amended and Restated Schedule 6.1.1

Organization / Qualification

Loan Party	Organization	Qualification
Stoneridge, Inc.	Ohio	Florida, Illinois, Indiana, Massachusetts, Michigan, Texas, Japan
Stoneridge Electronics, Inc.	Texas
Stoneridge Control Devices, Inc.	Massachusetts	Michigan
Stoneridge Aftermarket, Inc.	Ohio	Michigan
Stoneridge Electronics AB	Sweden
SRI CS LLC	Michigan
SRI Holdings CV	Netherlands
Stoneridge European Holdings B.V.	Netherlands
Stoneridge AB	Sweden
Stoneridge Nordic AB	Sweden
Stoneridge GmbH	Germany
Stoneridge Electronics Limited	Scotland	France, Spain
Stoneridge Electronics SrL	Italy
Stoneridge Electronics AS	Estonia
Stoneridge Pollak (Holdings) Limited	UK
Stoneridge Aftermarket GmbH	Germany
Stoneridge OOO	Russia
Stoneridge do Brasil Participações Ltda.	Brazil
PST Teleatendimento Ltda. (f/k/a PST Industrial Ltda.)	Brazil
PST Eletrônica Ltda.	Brazil	Argentina
Positron Rastreadores Argentina S.A.	Argentina
TED de Mexico SA de CV	Mexico
TED de Mexico Servicios SA de CV	Mexico
Stoneridge Asia Holdings Ltd.	Mauritius
Stoneridge Asia Pacific Electronics (Suzhou) Co. Ltd.	China
Stoneridge Netherlands CV	Netherlands
Stoneridge B.V.	Netherlands
Exploitatiemaatschappij De Berghaaf B.V.	Netherlands
Orlaco Products B.V.	Netherlands
Orlaco Maritime CCTV B.V.	Netherlands
Orlaco trucktronic Eyes B.V.	Netherlands
Orlaco Vastogoed B.V.	Netherlands
Orlaco Vision B.V.	Netherlands
Orlaco GmbH	Germany
Orlaco Inc.	Delaware	Georgia

Amended and Restated Schedule 6.1.2

Subsidiaries and Owners

Subsidiary/Issuer	Jurisdiction of Organization/ Formation of Issuer	Authorized and Outstanding Equity Interests of Issuer	Holder of Outstanding Equity Interests
Stoneridge, Inc.	Ohio	5M Preferred Shares, none issued or outstanding 60M Common Shares, 27,842,883 shares outstanding at June 30, 2016	Public (NYSE: SRI)

Stoneridge Electronics, Inc.	Texas	100 100	Stoneridge, Inc.

Stoneridge Control Devices, Inc.	Massachusetts	100 100	Stoneridge, Inc.

Stoneridge Aftermarket, Inc.	Ohio	100 100	Stoneridge, Inc.

SRI CS LLC	Michigan	1,000 1,000	Stoneridge, Inc.

SRI Holdings CV	Netherlands	Limited Partnership	Stoneridge Netherlands CV (99% limited partner) & Stoneridge Control Devices, Inc. (1% general partner)

Stoneridge European Holdings B.V.	Netherlands	100 20	SRI Holdings CV

Stoneridge AB	Sweden	5,745 5,745	Stoneridge European Holdings B.V.

Stoneridge Electronics AB	Sweden	5,745 5,745	Stoneridge AB

Stoneridge Nordic AB	Sweden	1,000 1,000	Stoneridge Electronics AB

Stoneridge GmbH	Germany	100,000 100,000	Stoneridge Electronics AB

Stoneridge Electronics Limited	Scotland	250,000 250,000	Stoneridge AB

Stoneridge Electronics SrL	Italy	10,000 10,000	Stoneridge Electronics Limited

Stoneridge Electronics AS	Estonia	160 40	Stoneridge European Holdings B.V.

Stoneridge Pollak (Holdings) Limited	UK	7,004,000 7,004,000	Stoneridge European Holdings B.V.

Stoneridge Aftermarket GmbH	Germany	25,000 25,000	Stoneridge European Holdings B.V.

Stoneridge OOO	Russia	10,000 10,000	Stoneridge European Holdings B.V. [(99.01%) & Stoneridge Holdings CV (.99%)]

Stoneridge do Brasil Participações Ltda.	Brazil	8,200,844,065 Quotas 8,200,844,065 Quotas	Stoneridge, Inc.

PST Eletronica Ltda.	Brazil	9,428,904,801 Quotas 9,428,904,801 Quotas	Stoneridge, Inc. (3,541,077,580 Quotas) & Stoneridge do Brasil Participações Ltda. (3,436,311,972 Quotas). 74% in Total

PST Teleatendimento Ltda. (f/k/a PST Industrial Ltda.)	Brazil	1,000,000 Quotas 1,000,000 Quotas	PST Eletronica Ltda. (999,999 quotas) & Stoneridge do Brasil Participações Ltda. (1 quota)

Positron Rastreadores Argentina S.A.	Argentina	100,000 100,000	PST Eletronica Ltda. 98,000 legal &beneficial owner, 2,000 beneficially owned. Daniel Ricci owns 2,000 (bare legal title) which are beneficially owned by PST Eletronica Ltda.

TED de Mexico SA de CV	Mexico	Series A 1,000 Series A 1,000 Series B 1,398,968 Series B 1,398,968	Stoneridge, Inc. (Series A 998 shares, Series B 1,398,968 shares) & Stoneridge Electronics, Inc. (Series A 2 shares)

TED de Mexico Servicios S.A. de C.V.	Mexico	30	Stoneridge, Inc. (29) Stoneridge Electronics, Inc. (1)

Stoneridge Asia Holdings Ltd.	Mauritius	Unlimited 3,580,348	Stoneridge, Inc.

Stoneridge Asia Pacific Electronics (Suzhou) Co. Ltd.	China	Permitted investment is US$13.5M, of which the minimum capital is 40% (US$5.4M), has been fully paid	Stoneridge Asia Holdings Ltd.

Stoneridge Netherlands CV	Netherlands	Limited Partnership	Stoneridge, Inc. (99% limited partner) & Stoneridge Electronics, Inc. (1% general partner)

Stoneridge B.V.	Netherlands	100 (Authorization of additional shares requires amendment to articles) 100	Stoneridge Netherlands CV

Exploitatiemaatschappij De Berghaaf B.V.	Netherlands	30,000 preferred 1,800 preferred 60,000 1,874	Stoneridge B.V.

Orlaco Products B.V.	Netherlands	90,000 18,151	Exploitatiemaatschappij De Berghaaf B.V.

Orlaco Maritime CCTV B.V.	Netherlands	90,000 18,151	Exploitatiemaatschappij De Berghaaf B.V.

Orlaco trucktronic Eyes B.V.	Netherlands	90,000 18,000	Exploitatiemaatschappij De Berghaaf B.V.

Orlaco Vastogoed B.V.	Netherlands	90,000 18,151	Exploitatiemaatschappij De Berghaaf B.V.

Orlaco Vision B.V.	Netherlands	90,000 18,151	Exploitatiemaatschappij De Berghaaf B.V.

Orlaco GmbH	Germany	25,000 (Authorization of additional shares requires amendment to articles) 25,000	Orlaco Products B.V.

Orlaco Inc.	Delaware	1,000 100	Orlaco Products B.V.

Annex II

Exhibit C of the Security Agreement

Annex II

Amended and Restated Exhibit C

LIST OF PLEDGED COLLATERAL, SECURITIES AND OTHER INVESTMENT PROPERTY

(i)       PLEDGED STOCK

Grantor	Issuer	Legal Form	Jurisdiction	Grantor Held	# Outstanding	% Pledged of	Par
Stoneridge, Inc.	Stoneridge Electronics, Inc.	Corporation	Texas	100	100	100%	No par common

Stoneridge, Inc.	Stoneridge Control Devices, Inc.	Corporation	Massachusetts	100	100	100%	No par common

Stoneridge, Inc.	Stoneridge do Brasil Participações Ltda.	Corporation	Brazil	8,200,844,064	8,200,844,065	99.99%	BRL $.01 Quotas

Stoneridge, Inc.	PST Eletronica Ltda.	Corporation	Brazil	3,541,077,580	9,428,904,801	28.555556%	BRL $.01 Quotas

Stoneridge, Inc.	TED de Mexico SA de CV	Corporation	Mexico	998	1,000	65%	Peso 1 par Series A Ordinary

Stoneridge, Inc.	TED de Mexico SA de CV	Corporation	Mexico	1,398,968	1,398,968	65%	Peso 1 par Series B Ordinary

Stoneridge, Inc.	TED de Mexico Servicios S.A. de C.V.	Corporation	Mexico	29	30	65%	Peso 100 par Ordinary

Stoneridge, Inc.	Stoneridge Asia Holdings Ltd.	Corporation	Mauritius	3,580,348	3,580,348	65%	No par Ordinary

Stoneridge, Inc.	Stoneridge Netherlands CV	Limited Partnership	Netherlands	99% limited partner		65%	N/A

Stoneridge Electronics, Inc.	Stoneridge Netherlands CV	Limited Partnership	Netherlands	1% general partner		65%	N/A

(ii) PLEDGED NOTES

Name of Issuer	Name of Holder	Description	Value
Stoneridge European Holdings B.V.	Stoneridge, Inc.	Intercompany Loan	US$ 3.6M

Stoneridge Pollak Holdings Limited	Stoneridge, Inc.	Intercompany Loan	US$ 4.9M

PST Eletronica Limitada	Stoneridge, Inc.	Intercompany Loan	US$2.0M

Stoneridge Asia Pacific Electronics (Suzhou) Co. Ltd.	Stoneridge, Inc.	Intercompany Loan	US$ 5.9M

BONDS: - NONE

GOVERNMENT SECURITIES: - NONE